SanJac Alpha Core Plus Bond ETF
Schedule of Investments
August 31, 2025 (Unaudited)

U.S. TREASURY SECURITIES - 50.4%	Par	Value
United States Treasury Inflation Indexed Bonds, 1.63%, 04/15/2030	$162,126	$165,540
United States Treasury Note/Bond
1.63%, 10/31/2026	200,000	195,072
3.75%, 04/30/2027	250,000	250,293
0.50%, 06/30/2027	170,000	160,625
3.75%, 08/15/2027	120,000	120,250
TOTAL U.S. TREASURY SECURITIES (Cost $888,812)		891,780

EXCHANGE TRADED DEBT - 21.9%	Shares	Value
Mortgage REITs - 21.9%
Chimera Investment Corp.	–	$–
9.00%, 05/15/2029	4,000	101,280
9.25%, 08/15/2029	2,000	50,700
PennyMac Mortgage Investment Trust	–	$–
9.00%, 02/15/2030	3,074	77,864
Series A, 8.13%, Perpetual (a)	2,000	48,540
Rithm Capital Corp.	–	$–
Series B, 10.07% (3 mo. Term SOFR + 5.90%), Perpetual	1,400	35,322
Series D, 7.00% to 11/15/2026 then 5 yr. CMT Rate + 6.22%, Perpetual	3,000	73,230
TOTAL EXCHANGE TRADED DEBT (Cost $385,489)		386,936

PREFERRED STOCKS - 4.8%	Shares	Value
Heavy Electrical Equipment - 4.8%
Babcock & Wilcox Enterprises, Inc., 8.13%, 02/28/2026 (b)	3,500	85,260
TOTAL PREFERRED STOCKS (Cost $82,775)		85,260

REAL ESTATE INVESTMENT TRUSTS - 2.8%	Shares	Value
Mortgage REITs - 2.8%
Dynex Capital, Inc.	2,000	25,240
Rithm Capital Corp.	2,000	24,760
		50,000
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $48,040)		50,000

TOTAL INVESTMENTS - 79.9% (Cost $1,405,116)		1,413,976
Other Assets in Excess of Liabilities - 20.1%		356,289
TOTAL NET ASSETS - 100.0%		$1,770,265
two		–%
Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

CMT - Constant Maturity Treasury
REIT - Real Estate Investment Trust
SOFR - Secured Overnight Financing Rate

(a)
Coupon rate may be variable or floating based on components other than reference rate and spread. These securities may not indicate a reference rate and/or spread in their description. The rate disclosed is as of August 31, 2025.

(b)	Non-income producing security.

Summary of Fair Value Disclosure as of August 31, 2025 (Unaudited)

SanJac Alpha Core Plus Bond ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of August 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Securities	$–	$891,780	$–	$891,780
Exchange Traded Debt	386,936	–	–	386,936
Preferred Stocks	85,260	–	–	85,260
Real Estate Investment Trusts	50,000	–	–	50,000
Total Investments	$522,196	$891,780	$–	$1,413,976

Refer to the Schedule of Investments for further disaggregation of investment categories.